UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2011

CASCADE CORPORATION

(Exact name of registrant as specified in charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 N.E. 201st Avenue

Fairview, Oregon 97024-9718

(Address of principal executive offices) (Zip Code)

(503) 669-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a) The 2011 annual meeting of shareholders of Cascade Corporation (the “Company”) was held on June 1, 2011.

(b) The matters considered and voted on by our shareholders at the annual meeting and the vote of the shareholders was as follows:

Proposal 1. Three directors were elected, each for a three-year term, by the votes indicated.

Nominee	For	Withheld	Broker Non-Votes
Peter D. Nickerson	7,845,195	90,830	2,151,632
Robert C. Warren, Jr.	7,901,199	34,826	2,151,632
Henry W. Wessinger II	7,151,803	784,222	2,151,632

Proposal 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved by a majority of the votes cast, as indicated below.

For	Against	Abstentions	Broker Non-Votes
7,340,849	217,456	377,720	2,151,632

Proposal 3. To vote, on an advisory basis, on the frequency with which the Company will hold future advisory votes on executive compensation. The Company’s shareholders voted in favor of annual votes on executive compensation, as indicated below.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
4,450,237	68,098	3,044,673	373,017	2,151,632

Proposal 4. To approve the Company’s Short Term Incentive Plan. The proposal was approved by a majority of the votes cast, as indicated below.

For	Against	Abstentions	Broker Non-Votes
7,389,994	173,711	372,320	2,151,632

Proposal 5. To approve the Company’s Amended and Restated Stock Appreciation Rights and Restricted Stock Plan. The proposal was approved by a majority of the votes cast, as indicated below.

For	Against	Abstentions	Broker Non-Votes
7,377,561	182,145	376,319	2,151,632

Proposal 6. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending January 31, 2012. The appointment was ratified by a majority of the votes cast, as indicated below.

For	Against	Abstentions	Broker Non-Votes
10,056,919	30,602	136	0

(d) On June 1, 2011, the Company’s Board of Directors determined that, consistent with the recommendation of shareholders, the Company would hold an advisory vote to approve the compensation of the Company’s named executive officers annually until the next required vote on the frequency of votes on executive compensation is held.

Item 7.01.	Regulation FD Disclosure

Our annual meeting of shareholders was held on June 1, 2011. A transcript of the meeting, including the remarks of Robert C. Warren, Jr., President and Chief Executive Officer, is included as Exhibit 99.1 to this Form 8-K. These remarks, as well as the transcript, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are included with this report:

99.1	Transcript of Annual Meeting of Shareholders held on June 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Corporation

By:	/s/ JOSEPH G. POINTER Joseph G. Pointer Chief Financial Officer

Dated: June 7, 2011